DREYFUS VARIABLE INVESTMENT FUND, LIMITED TERM HIGH INCOME PORTFOLIO
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear    Shareholder:

  We are pleased to report the performance for the Dreyfus Variable Investment Fund -- Limited Term High Income Portfolio. For the six-month reporting period ended June 30, 1998, the Portfolio produced a total return of 5.60%,* compared to 4.58% for the Merrill Lynch High Yield Master II Index during the same period.** Income dividends paid from net investment income during the period amounted to $0.557 per share, representing an annualized distribution rate per share of 8.61%.***

ECONOMIC REVIEW

  In the first half of 1998, three main regions of the world had very different economic fundamentals. The U.S. entered the year with a strong economy near full employment with unemployment only slightly above 4%. The tight labor market led the Federal Reserve Board to contemplate a rise in interest rates, but the U.S. economy cooled enough over the course of the half-year that no action was taken. After many years of subpar economic growth, continental Europe moved into a better economic expansion. Unlike the U.S., Europe has substantial excess capacity of productive plant and labor. In Asia, weak economies were pervasive in the aftermath of the Asian financial crisis late last year.

  A main influence on the U.S. economy in the first half of 1998 was Asian economic weakness. It had both positive and negative effects. The positive effects hit first. Actual inflation and expected inflation dropped, causing a decline in long-term Treasury bond yields and mortgage rates. This caused a boom in housing and rising asset prices, including bonds, stocks and houses. The fall in inflation helped the consumer sector as more of the growth in consumer income was left over after inflation to buy goods and services. Consumers benefited from a combination of good growth in income after inflation, a strong labor market and rising prices of assets they owned.

The negative effect of Asian weakness appeared in the industrial sector rather than the consumer sector. By midyear, there was clear-cut evidence of industrial weakness in a slowing of inventory accumulation and weakened exports. One result of this industrial weakness was to cool off a U.S. economy that had been growing so rapidly that there were fears that the Federal Reserve might raise interest rates. This favorable shift in expectations about Fed policy was one reason for the rise in U.S. bond and stock prices. Another background factor was the increasing evidence of prospects for multi-year budget surpluses in the U.S

MARKET ENVIRONMENT

  The high yield market continued to enjoy solid support from the positive economic environment, the general health of the domestic financial markets, and, possibly most importantly, investor demand. Steady economic growth such as we have been experiencing for several years created an excellent business climate for companies with leveraged balance sheets. The healthy debt and equity markets provided liquidity, and a broad spectrum of investors continued to search for yield in the high yield arena.

In the midst of this rosy state of the high yield market are two caution flags that bear attention. The first is continued economic difficulties in Southeast Asia, and what effect they might have on the worldwide economy. One fear is that lower demand for goods and services in Asia combined with excess production capacity built through the strong capital markets could result in worldwide price deflation. This has not been realized yet, but it is a possibility that high yield investors need to watch. The second is that the strong total returns the high yield market has enjoyed have resulted in record new issuance. Almost as many new issues came to market in the first half of 1998 as in all of 1997. This glut caused a widening of spreads to Treasuries and hurt the performance of the overall high yield market in the second quarter. The Merrill Lynch High Yield Master II Index had a total return for the first half of 1998 of 4.6%, but only 1.6% for the second quarter. More importantly, the record new issuance has placed a heavy burden on investors' research capacities as well as the underwriters' due diligence function. We believe that the result will be that credit surprises in the high yield market will probably be more on the negative side, and the best place to find value should be in the secondary market.

  Among other things, investors need to be aware of developments in Asia and place a premium on research.

PORTFOLIO FOCUS

  The Fund' s portfolio of limited term high yield assets have performed well through the first half of 1998, even as the overall high yield market has stumbled over a glut of new issuance. Despite the maturity and other restrictions placed on the Portfolio, its total returns place it in the first quartile of all high yield funds measured by Lipper for the first half, the second quarter, and the months of May and June in 1998.

  The Portfolio is restricted to an average effective maturity of four years or less, and was less than three as of the end of the reporting period. Because of this limited term maturity restriction, the Portfolio should generally underperform in strong high yield markets. The returns of the Portfolio for the first half of 1998, combined with the cash distributions, reflect this.

  With about 70 issues as of the end of the reporting period, the Portfolio remained broadly diversified by individual credit and industry sector. It focused on certain sectors which could be considered defensive against worldwide economic volatility, such as telecommunications, cable, and entertainment.
Emerging market exposure was low, and no change in this policy currently is anticipated. Where investments in foreign credits exist, they usually are in investment grade countries, such as Canada or Germany, or in affiliates of major multinational investment grade companies, such as Newscorp, Duke Power, or Bell Canada.

  As noted above, cautionary flags have been raised over the high yield sector. We will continue to use intensive credit research in seeking securities for the Portfolio.

               Sincerely,


               [Roger King signature logo]


               Roger King

               Portfolio Manager

July 20, 1998

New York, N.Y.

*Total return includes reinvestment of dividends and any capital gains paid. The Portfolio's performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.

**SOURCE: MERRILL LYNCH, PIERCE, FENNER AND SMITH INC. -- The Merrill Lynch High Yield Master II Index is a market-capitalization weighted index including all domestic and Yankee high yield bonds with at least $100 million par amount outstanding and greater than or equal to one year to maturity. Both interest and price changes are calculated daily based on an accrued schedule and trader pricing. The Index does not take into account charges, fees and other expenses.

*** Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the net asset value per share at the end of the period.


DREYFUS VARIABLE INVESTMENT FUND, LIMITED TERM HIGH INCOME PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                            JUNE 30, 1998 (UNAUDITED)

                                                         Principal

Bonds & Notes--101.6%                                  %                                              Amount            Value
-------------------------------------------------------                                            ____________      ____________
Aircraft & Aerospace--2.8%          AM General,
                                        Sr. Notes, 12.875%, 2002                                $     500,000     $     533,750

                                    Burke Industries,

                                        Sr. Notes, 9.6875%, 2007                                      500,000  (a,b)    508,750

                                    Rocal, Ltd.,

                                        Collateralized Global Medium-Term Notes

                                        (Gtd. by Embraer-Empresa Brasileira de

                                        Aeronautica S.A.), 10.25%, 1998                               288,000  (a)      287,280

                                    Sequa,

                                        Sr. Sub. Notes, 9.375%, 2003                                  500,000           522,500

                                                                                                                   ____________

                                                                                                                      1,852,280

                                                                                                                   ____________


     Automotive--4.8%               Collins & Aikman Products,

                                        Gtd. Sr. Sub. Notes, 11.50%, 2006                           2,500,000         2,781,250

                                    Penda,

                                        Sr. Notes, 10.75%, 2004                                       322,000           328,440

                                                                                                                   ____________

                                                                                                                      3,109,690

                                                                                                                   ____________


   Broadcasting--6.4%               Azteca Holdings, S.A. de C.V.,

                                        Sr. Secured Notes, 11%, 2002                                2,000,000         2,015,000

                                    Paxson Communications,

                                        Sr. Sub. Notes, 11.625%, 2002                               2,000,000         2,155,000

                                                                                                                   ____________

                                                                                                                      4,170,000

                                                                                                                   ____________


Cable Television--7.1%              CCA Holdings,

                                        Sr. Sub. Notes, Zero Coupon, 1999                             932,840           765,000

                                    Diamond Cable Communications, PLC:

                                        Sr. Discount Notes:

                                           Zero Coupon, 1999                                          750,000  (c)      712,500

                                           Zero Coupon, 2000                                        1,000,000  (c)      830,000

                                    Digital Television Service/Capital,

                                        Secured Sr. Sub. Notes, 12.50%, 2007                        1,000,000         1,145,000

                                    EchoStar Communications,

                                        Sr. Discount Notes, Zero Coupon, 1999                       1,000,000  (c)      910,000

                                    Kabelmedia Holdings GMBH,

                                        Sr. Discount Notes, Zero Coupon, 2001                         375,000  (c)      286,876

                                                                                                                   ____________

                                                                                                                      4,649,376

                                                                                                                   ____________


Casinos & Gaming--3.7%              Casino Magic Finance,

                                        First Mortgage, 11.50%, 2001                                1,500,000         1,567,500

                                    Hollywood Casino,

                                        Sr. Notes, 12.75%, 2003                                       271,000           298,100

                                    Majestic Star Casino, LLC,

                                        Sr. Exchange Secured Notes, 12.75%, 2003                      500,000           548,750

                                                                                                                   ____________

                                                                                                                      2,414,350

                                                                                                                   ____________

DREYFUS VARIABLE INVESTMENT FUND, LIMITED TERM HIGH INCOME PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                JUNE 30, 1998 (UNAUDITED)

                                                                                                  Principal

Bonds & Notes (continued)                                                                           Amount             Value
-------------------------------------------------------

                                                                                                 ____________      ____________

   Construction--4.1%               ICF Kaiser International,

                                        Sr. Sub. Notes, 13%, 2003                                $  2,000,000      $  2,190,000

                                    KHE Finance,

                                        Sub. Notes (Gtd. by Hovnanian Enterprises),

                                        11.25%, 2002                                                  500,000           520,000

                                                                                                                   ____________

                                                                                                                      2,710,000

                                                                                                                   ____________


       Consumer--6.4%               BPC Holding,

                                        Sr. Secured Notes, 12.50%, 2006                               500,000           550,000

                                    Hosiery Corp. of America,

                                        Sr. Sub. Exchange Notes, 13.75%, 2002                         500,000           551,250

                                    Revlon Worldwide,

                                        Sr. Secured Discount Notes, Zero Coupon, 2001               2,250,000         1,755,000

                                    Sharp Do Brasil S.A.,

                                        Medium-Term Notes:

                                           9.625%, 2000                                               500,000  (d)      442,500

                                           9.625%, 2000                                             1,000,000  (a,d)    882,500

                                                                                                                   ____________

                                                                                                                      4,181,250

                                                                                                                   ____________


      Energy--4.4%                  DeepTech International,

                                        Sr. Secured Notes, 12%, 2000                                  450,000           478,125

                                    Kelly Oil & Gas:

                                        Conv. Deb., 8.50%, 2000                                       796,000           787,045

                                        Conv. Sub. Notes, 7.875%, 1999                                427,000           417,392

                                        Sr. Notes, 13.50%, 1999                                       120,000           126,300

                                    Rutherford-Moran Oil,

                                        Sr. Sub. Notes, 10.75%, 2004                                1,000,000         1,071,250

                                                                                                                   ____________

                                                                                                                      2,880,112

                                                                                                                   ____________


Entertainment--10.5%                American Skiing,

                                        Sr. Sub. Notes, 12%, 2006                                   3,000,000         3,375,000

                                    Discovery Zone,

                                        Sr. Secured Notes, 13.50%, 2002                             2,000,000         1,820,000

                                    Intermedia Communications,

                                        Sr. Discount Notes, Zero Coupon, 2001                       1,500,000  (c)    1,233,750

                                    Six Flags Theme Parks,

                                        Sr. Sub. Notes, Ser. A, Zero Coupon, 1998                     360,000  (c)      410,400

                                                                                                                   ____________

                                                                                                                      6,839,150

                                                                                                                   ____________


Food and Beverages--2.8%            Envirodyne Industries:

                                        Sr. Notes, 10.25%, 2001                                       180,000           181,800

                                        Sr.  Secured Notes, Ser. B, 12%, 2000                          75,000            80,062

                                    Pilgrims Pride,

                                        Sr. Sub. Notes, 10.875%, 2003                                 500,000           522,500

                                    RC/ Arbys,

                                        Gtd. Sr. Notes, 9.75% 2000                                  1,000,000         1,032,860

                                                                                                                   ____________

                                                                                                                      1,817,222

                                                                                                                   ____________

DREYFUS VARIABLE INVESTMENT FUND, LIMITED TERM HIGH INCOME PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                JUNE 30, 1998 (UNAUDITED)

                                                                                                  Principal

Bonds & Notes (continued)                                                                           Amount            Value
-------------------------------------------------------

                                                                                                 ____________      ____________

Forest Products--7.0%               Maxxam Group Holdings,

                                        Sr. Secured Notes:

                                           11.25%, 2003                                         $     520,000     $     553,800

                                           12%, 2003                                                1,730,000         1,937,600

                                    Pacific Lumber,

                                        Sr. Notes, 10.50%, 2003                                     2,000,000         2,065,000

                                                                                                                   ____________

                                                                                                                      4,556,400

                                                                                                                   ____________


    Healthcare--.8%                 Eye Care Centers of America,

                                        Floating Interest Rate Sub. Term Securities,

                                        9.223%, 2008                                                  500,000  (a,b)    502,500

                                                                                                                   ____________


   Industrial--2.0%                 Applied Extrusion Technology,

                                        Sr. Notes, Ser. B, 11.50%, 2002                               250,000           265,000

                                    Petro Stopping Centers/Financial,

                                        Sr. Notes, 10.50%, 2007                                     1,000,000         1,065,000

                                                                                                                   ____________

                                                                                                                      1,330,000

                                                                                                                   ____________


      Metals--7.7%                  Kaiser Aluminum & Chemical,

                                        Gtd. Sr. Notes, 9.875%, 2002                                2,000,000         2,065,000

                                    Renco Metals,

                                        Sr. Notes, 11.50%, 2003                                       410,000           440,750

                                    Republic Engineered Steels,

                                        First Mortgage Notes, 9.875%, 2001                          1,499,000         1,499,000

                                    Russel Metals,

                                        Sr. Notes, 10.25%, 2000                                     1,000,000         1,042,500

                                                                                                                   ____________

                                                                                                                      5,047,250

                                                                                                                   ____________


Paper & Paper Related--2.2%         Stone Container:

                                        Sr. Notes, 11.875%, 1998                                      400,000           404,000

                                        Sr. Sub. Deb., 12.25%, 2002                                 1,000,000         1,030,000

                                                                                                                   ____________

                                                                                                                      1,434,000

                                                                                                                   ____________


     Publishing--1.6%               American Media Operations,

                                        Sr. Sub. Notes, 11.625%, 2004                               1,000,000         1,082,500

                                                                                                                   ____________


    Real Estate--1.2%               Rockefeller Center Properties,

                                        Conv. Deb., Zero Coupon, 2000                               1,000,000           785,000

                                                                                                                   ____________


         Retail--3.0%               Cafeteria Operators, L.P.

                                        (Gtd. by Furrs/Bishops Specialty Group),

                                        Sr. Secured Notes, 12%, 2001                                1,000,000         1,005,000

                                    Corporate Express,

                                        Conv. Notes, 4.50%, 2000                                    1,000,000           925,000

                                                                                                                   ____________

                                                                                                                      1,930,000

                                                                                                                   ____________

DREYFUS VARIABLE INVESTMENT FUND, LIMITED TERM HIGH INCOME PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                JUNE 30, 1998 (UNAUDITED)

                                                                                                  Principal
Bonds & Notes (continued)                                                                           Amount              Value
-------------------------------------------------------
                                                                                                 ____________       ____________

  Technology--2.5%                  The Learning Company,
                                        Conv. Sr. Notes, 5.50%, 2000                             $  1,715,000  (a)   $  1,648,544

                                                                                                                   ____________


Telecommunications--10.0%           Call-Net Enterprises,

                                        Sr. Discount Notes, Zero Coupon, 1999                         500,000  (c)      480,000

                                    Hermes Europe Railtel B.V.,

                                        Sr. Notes, 11.50%, 2007                                     2,000,000         2,270,000

                                    MJD Communications,

                                        Floating Rate Notes, 10%, 2008                              1,000,000  (a,b)   1,020,000

                                    Microcell Telecommunications,

                                        Sr. Discount Notes, Zero Coupon, 2001                       1,000,000  (c)      747,500

                                    Orion Network Systems,

                                        Sr. Discount Notes, Zero Coupon, 2002                       1,500,000  (c)    1,147,500

                                    WinStar Communications,

                                        Sr. Discount Notes, Zero Coupon, 2000                       1,000,000  (c)      837,500

                                                                                                                   ____________

                                                                                                                      6,502,500

                                                                                                                   ____________


       Textiles--1.6%               Sassco Fashions,

                                        Notes, 12.75%, 2004                                           500,000           542,500

                                    Texfi Industries,

                                        Sr. Sub. Deb., 8.75%, 1999                                    500,000           483,750

                                                                                                                   ____________

                                                                                                                      1,026,250

                                                                                                                   ____________
Transportation--9.0%                Atlantic Coast Airlines,

                                        Gtd. Pass-Through Ctfs.,

                                        Ser. 1997-1D, 7.97%, 2000                                     161,954  (a)      161,752

                                    CHC Helicopter,

                                        Sr. Sub. Notes, 11.50%, 2002 (Units)                          500,000  (e)      537,500

                                    Eletson Holdings,

                                        First Preferred Ship Mortgage Notes, 9.25%, 2003              500,000           513,750

                                    MTL,

                                        Floating Interest Rate Sub. Term Securities,

                                        10.50%, 2006                                                2,000,000  (a,b)   2,005,000

                                    Moran Transportation,

                                        First Preferred Ship Mortgage Notes, 11.75%, 2004           1,500,000         1,657,500

                                    Union Pacific,

                                        Sub. Deb., 5.50%, 2033                                      1,081,000           974,455

                                                                                                                   ____________

                                                                                                                      5,849,957

                                                                                                                   ____________

                                    TOTAL BONDS AND NOTES

                                        (cost $66,323,020)                                                          $66,318,331

                                                                                                                   ____________


DREYFUS VARIABLE INVESTMENT FUND, LIMITED TERM HIGH INCOME PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                JUNE 30, 1998 (UNAUDITED)
Equity-Related Securities--2.8%                                                                    Shares             Value
-------------------------------------------------------
                                                                                                 ____________      ____________

Preferred Stocks--2.8%

Cable Television--.1%               Time Warner,

                                        Cum., Ser. K, $102.50                                             30     $       33,488

                                                                                                                   ____________


          Energy--.4%               ELF Overseas, Ltd.,

                                        Ser. A, Gtd. Cum., $2.125                                      10,800           280,125

                                                                                                                   ____________


Food & Beverage--1.1%               RJR Nabisco Holdings Capital Trust,

                                        Cum., $2.50                                                    28,800           726,402

                                                                                                                   ____________


     Publishing--1.2%               Newscorp Overseas, Ltd.,

                                        Ser. A, Cum., $2.15625                                         32,600           794,625

                                                                                                                   ____________

                                    TOTAL PREFERRED STOCKS                                                            1,834,640

                                                                                                                   ____________


Warrants--0.0%

                    Entertainment;  Discovery Zone                                                      2,000            10,000

                                                                                                                   ____________

                                    TOTAL EQUITY-RELATED SECURITIES

                                        (cost $1,984,484)                                                          $  1,844,640

                                                                                                                   ____________



TOTAL INVESTMENTS (cost $68,307,504)                                                                   104.4%       $68,162,971

                                                                                                      _______      ____________


LIABILITIES, LESS CASH AND RECEIVABLES                                                                 (4.4%)     $ (2,911,610)

                                                                                                      _______      ____________


NET ASSETS                                                                                             100.0%       $65,251,361

                                                                                                      _______      ____________





Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualifed institutional buyers. At June 30, 1998, these securities amounted to $7,016,326 or 10.8% of net assets.

(b) Variable rate security--interest rate subject to periodic change.

(c) Zero coupon until year shown at which time a stated coupon rate becomes effective.

(d) Reflects date security can be redeemed at holder's option; the stated maturity date is 10/30/2005.

(e) With warrants to purchase common stock.


                      SEE NOTES TO FINANCIAL STATEMENTS.



DREYFUS VARIABLE INVESTMENT FUND, LIMITED TERM HIGH INCOME PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                 JUNE 30, 1998 (UNAUDITED)

                                                                                                      Cost            Value

                                                                                                  ___________       __________
ASSETS:                          Investments in securities--See Statement of Investments          $68,307,504       $68,162,971

                                 Cash                                                                                   178,946

                                 Dividends and interest receivable                                                    1,557,315

                                 Other assets                                                                            11,131

                                                                                                                   ____________

                                                                                                                     69,910,363

                                                                                                                   ____________


LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                           34,240

                                 Bank loan payable--Note 2                                                            4,571,000

                                 Interest payable                                                                        32,285

                                 Accrued expenses                                                                        21,477

                                                                                                                   ____________

                                                                                                                      4,659,002

                                                                                                                   ____________


NET ASSETS                                                                                                          $65,251,361

                                                                                                                   ____________



REPRESENTED BY:                  Paid-in capital                                                                    $65,196,315

                                 Accumulated undistributed investment income--net                                        41,648

                                 Accumulated net realized gain (loss) on investments                                    157,931

                                 Accumulated net unrealized appreciation (depreciation)
                                   on investments--Note 4                                                             (144,533)

                                                                                                                   ____________

NET ASSETS                                                                                                          $65,251,361

                                                                                                                   ____________



SHARES OUTSTANDING

(UNLIMITED NUMBER OF $.001 PAR VALUE SHARES OF BENEFICIAL INTEREST AUTHORIZED)                                        5,005,052


NET ASSET VALUE, offering and redemption price per share                                                                 $13.04

                                                                                                                       ________

                      SEE NOTES TO FINANCIAL STATEMENTS.




DREYFUS VARIABLE INVESTMENT FUND, LIMITED TERM HIGH INCOME PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS            SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

INVESTMENT INCOME
INCOME:                          Interest                                                    $2,676,827

                                 Cash dividends                                                  42,756

                                                                                           ____________

                                        Total Income                                                               $2,719,583

EXPENSES:                        Investment advisory fee--Note 3(a)                             152,360

                                 Interest expense--Note 2                                       176,614

                                 Professional fees                                               22,887

                                 Registration fees                                                9,962

                                 Prospectus and shareholders' reports                             3,478

                                 Custodian fees--Note 3(a)                                        3,394

                                 Trustees' fees and expenses--Note 3(b)                             419

                                 Shareholder servicing costs                                        214

                                 Miscellaneous                                                    4,537

                                                                                           ____________

                                        Total Expenses                                                                373,865

                                                                                                                 ____________


INVESTMENT INCOME--NET                                                                                              2,345,718

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                                 Net realized gain (loss) on investments                    $   152,744

                                 Net unrealized appreciation (depreciation) on
                                    investments                                               (139,614)

                                                                                           ____________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                                                                 13,130

                                                                                                                 ____________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                               $2,358,848

                                                                                                                 ____________


                      SEE NOTES TO FINANCIAL STATEMENTS.



DREYFUS VARIABLE INVESTMENT FUND, LIMITED TERM HIGH INCOME PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                         Six Months Ended
                                                                                          June 30, 1998       Year Ended
                                                                                           (Unaudited)      December 31, 1997*
                                                                                         _______________     _______________
OPERATIONS:
   Investment income--net                                                                   $  2,345,718         $ 1,401,170

   Net realized gain (loss) on investments                                                       152,744              84,444

   Net unrealized appreciation (depreciation) on investments                                    (139,614)             (4,919)

                                                                                            ____________        ____________

       Net Increase (Decrease) in Net Assets Resulting from Operations                         2,358,848           1,480,695

                                                                                            ____________        ____________


DIVIDENDS TO SHAREHOLDERS FROM:

   Investment income--net                                                                     (2,331,571)         (1,373,669)

   Net realized gain on investments                                                               ------             (79,257)

                                                                                            ____________        ____________

       Total Dividends                                                                        (2,331,571)         (1,452,926)

                                                                                            ____________        ____________


BENEFICIAL INTEREST TRANSACTIONS:

   Net proceeds from shares sold                                                              33,746,074          42,612,122

   Dividends reinvested                                                                        2,331,571           1,452,926

   Cost of shares redeemed                                                                    (2,307,932)        (12,638,446)

                                                                                            ____________        ____________

       Increase (Decrease) in Net Assets from Beneficial Interest Transactions                33,769,713          31,426,602

                                                                                            ____________        ____________

          Total Increase (Decrease) in Net Assets                                             33,796,990          31,454,371


NET ASSETS:

   Beginning of Period                                                                        31,454,371              ------

                                                                                            ____________        ____________

   End of Period                                                                             $65,251,361         $31,454,371

                                                                                            ____________        ____________


UNDISTRIBUTED INVESTMENT INCOME--NET                                                      $       41,648      $       27,501

                                                                                            ____________        ____________


                                                                                               Shares              Shares

                                                                                            ____________        ____________

CAPITAL SHARE TRANSACTIONS:

   Shares sold                                                                                 2,559,532           3,290,062

   Shares issued for dividends reinvested                                                        178,453             112,339

   Shares redeemed                                                                              (174,751)           (960,583)

                                                                                            ____________        ____________

       Net Increase (Decrease) in Shares Outstanding                                           2,563,234           2,441,818

                                                                                            ____________        ____________


------------

* From April 30, 1997 (commencement of operations) to December 31, 1997.


                      SEE NOTES TO FINANCIAL STATEMENTS.



DREYFUS VARIABLE INVESTMENT FUND, LIMITED TERM HIGH INCOME PORTFOLIO
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Series' financial statements.


                                                                                            Six Months Ended      Year Ended
                                                                                              June 30, 1998       December 31,
PER SHARE DATA:                                                                                (Unaudited)           1997(1)
                                                                                             _______________    _______________
   Net asset value, beginning of period                                                           $12.88            $12.50

                                                                                                 _______           _______

   Investment Operations:

   Investment income--net                                                                            .55               .78

   Net realized and unrealized gain (loss) on investments                                            .17               .41

                                                                                                 _______           _______

   Total from Investment Operations                                                                  .72  1.19

                                                                                                 _______           _______

   Distributions:

   Dividends from investment income--net                                                            (.56)             (.77)

   Dividends from net realized gain on investments                                                    --              (.04)

                                                                                                 _______           _______

   Total Distributions                                                                              (.56)             (.81)

                                                                                                 _______           _______

   Net asset value, end of period                                                                 $13.04            $12.88

                                                                                                 _______           _______

                                                                                                 _______           _______

TOTAL INVESTMENT RETURN                                                                            11.29%(2)         14.27%(2)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of operating expenses to average net assets                                                 .84%(2)           .89%(2)

   Ratio of interest expense to average net assets                                                   .75%(2)           .20%(2)

   Ratio of net investment income to average net assets                                            10.01%(2)         10.27%(2)

   Decrease reflected in above expense ratios due to undertaking by The Dreyfus Corporation           --               .05%(2)

   Porfolio Turnover Rate                                                                          34.07%(3)         37.98%(3)

   Net Assets, end of period (000's Omitted)                                                     $65,251           $31,454

------------

(1)  From April 30, 1997 (commencement of operations) to December 31, 1997.
(2)  Annualized.
(3)  Not annualized.


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, LIMITED TERM HIGH INCOME PORTFOLIO
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

  Dreyfus Variable Investment Fund (the "Fund" ) is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company, operating as a series company, currently offering thirteen series, including the Limited Term High Income Portfolio (the "Series") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Series is a diversified portfolio. The Series' investment objective is to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (" Dreyfus" ) serves as the Series' investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. is the distributor of the Series' shares, which are sold without a sales charge.

  The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

  The Series' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an independent pricing service (" Service" ) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Investments denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custodian agreement, the Series received net earnings credits of $5,276 during the period ended June 30, 1998 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

  (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Series to declare and pay dividends quarterly from investment income-net. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

  (D) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes

DREYFUS VARIABLE INVESTMENT FUND, LIMITED TERM HIGH INCOME PORTFOLIO
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

NOTE 2--BANK LINES OF CREDIT:

  The Series may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Series at rates which are related to the Federal Funds rate in effect at the time of borrowings.

  The average daily amount of borrowings outstanding during the period ended June 30, 1998 was approximately $5,955,000, with a related weighted average annualized interest rate of 5.98%.

NOTE 3--INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

  (A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .65 of 1% of the value of the Series' average daily net assets and is payable monthly.

  The  Series  compensates  Dreyfus Transfer, Inc., a wholly-owned subsidiary of
Dreyfus,   under  a  transfer  agency  agreement  for  providing  personnel  and facilities to perform transfer agency services for the Series.

  The Series compensates Mellon under a custody agreement for providing custodial services for the Series. During the period ended June 30, 1998, the Series was charged $3,394 pursuant to the custody agreement.

  (B) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--SECURITIES TRANSACTIONS:

  The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 1998, amounted to $52,781,168 and $17,746,309, respectively.

  At June 30, 1998, accumulated net unrealized depreciation on investments was $144,533, consisting of $520,642 gross unrealized appreciation and $665,175 gross unrealized depreciation.

  At June 30, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


                                   (reg.tm)

                                   (reg.tm)

DREYFUS VARIABLE INVESTMENT FUND,

LIMITED TERM HIGH INCOME PORTFOLIO

200 Park Avenue

New York, NY 10166

INVESTMENT ADVISER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940










Printed in U.S.A.                                              156SA986

Variable

Investment Fund,

LIMITED TERM

HIGH INCOME PORTFOLIO

Semi-Annual

Report

June 30, 1998